Exhibit 99.1

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Raytheon Technologies Hosts 2021 Investor Day, Provides Long-Term Growth Strategy and Financial Outlook

Management team details strategy to deliver strong sales, earnings and free cash flow growth through 2025

WALTHAM, Mass., May 18, 2021 – Raytheon Technologies Corporation (NYSE: RTX), a leading aerospace and defense company, will outline its strategy to drive long-term growth and value creation for shareowners at its first Investor Day since its formation in April 2020. The event will be held today, May 18, 2021, via webcast, featuring presentations from senior leadership from 10:30 a.m. to 2:30 p.m. ET.

Based on the company’s strong financial performance, company leadership will:
•Reaffirm 2021 financial outlook
•Project strong sales and margin growth resulting in $10B+ free cash flow in 2025
•Increase post-merger shareholder capital return commitment to at least $20B by Q2 2024

“Our portfolio transformation is essentially complete and we are now turning our efforts to operational transformation,” said Raytheon Technologies Chief Executive Officer Gregory Hayes. “Relentless focus on operational excellence and structural cost reduction will enable meaningful margin expansion and accelerate free cash flow growth. We expect to generate over $10 billion in annual free cash flow by 2025 and now expect to return at least $20 billion of capital in the four years following the merger through dividends and share repurchases.”

Hayes continued, “We have strong industry-leading franchises in resilient markets in both defense and commercial aerospace. The demand is there and we are making the strategic investments that will solve our customers’ hardest problems while delivering significant value to our shareowners, now and into the future.”

Strategic Investments to Drive Long-Term Growth
During the event, management will detail the company’s focus on the investment in and development of next-generation technologies that will define the future of aerospace and defense and drive long-term, sustainable growth. The company is combining technologies and capabilities across its commercial aerospace and defense

See “Use and Definitions of Non-GAAP Financial Measures” below for information regarding non-GAAP financial measures.

businesses to achieve significant revenue synergies across four technology focus areas: secure and connected ecosystems; autonomy and artificial intelligence; power and propulsion; and precision sensing and effects. In its first year, the company has generated over 300 actionable projects, which represent more than $10 billion of lifetime award potential.

Driving Operational Excellence, Structural Cost Reduction and Margin Expansion
Management will discuss the company’s plans to drive operational excellence, including a new Customer Oriented Results Excellence (CORE) operating system, digital thread strategy, structural cost reduction and margin expansion over the next five years. During this period, the company expects to deliver over $5 billion of gross cost savings through cost reduction initiatives, including cost synergies from the merger and Rockwell Collins acquisition. These actions, combined with growth across its businesses, are expected to drive approximately 550 to 650 basis points of adjusted segment margin expansion by 2025.

Returning Capital to Shareowners
Additionally, management will discuss the company’s disciplined capital allocation strategy, which includes returning significant capital to shareowners through dividends and share repurchases. As a result of Raytheon Technologies’ robust free cash flow generation, which is expected to accelerate to over $10 billion annually by 2025, the company now expects to return at least $20 billion to shareowners in the four years post-merger, above its initial target of $18 to $20 billion. The company continues to expect share repurchases of at least $2 billion in 2021.

2021 Financial Outlook
Raytheon Technologies reaffirms its 2021 outlook:
•Sales of $63.9 - $65.4 billion
•Adjusted EPS of $3.50 - $3.70
•Free cash flow of approximately $4.5 billion
•Share repurchases of at least $2 billion

Webcast and Materials
Today’s meeting will be broadcast live on the Internet beginning at 10:30 a.m. ET at www.rtx.com/investors. Individuals may listen to the call and download the full investor presentation that will be used during the call.

About Raytheon Technologies
Raytheon Technologies Corporation is an aerospace and defense company that provides advanced systems and services for commercial, military and government customers worldwide. With four industry-leading businesses ― Collins Aerospace Systems, Pratt & Whitney, Raytheon Intelligence & Space and Raytheon Missiles & Defense ― the company delivers solutions that push the boundaries in avionics, cybersecurity, directed energy, electric propulsion, hypersonics, and quantum physics. The company, formed in 2020 through the combination of Raytheon Company and the United Technologies Corporation aerospace businesses, is headquartered in Waltham, Massachusetts.

Use and Definitions of Non-GAAP Financial Measures
Raytheon Technologies Corporation (“RTC”) reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”).

We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. The non-GAAP information presented provides investors with additional useful information, but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Adjusted margin and adjusted earnings per share (“EPS”) are non-GAAP financial measures. Adjusted margin represents adjusted operating profit divided by adjusted net sales. Adjusted operating profit represents operating profit (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and significant items of non-recurring and/or non-operational nature (herein referred to as “other significant items”). Adjusted net sales represents net sales (a GAAP measure), excluding other significant items. Adjusted EPS represents diluted earnings per share from continuing operations (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and other significant items. For the Business segments, when applicable, adjustments of net sales similarly reflect continuing operations excluding other significant items, and adjustments of operating profit (loss) and margins similarly reflect continuing operations, excluding restructuring, acquisition accounting adjustments and other significant items.

Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing RTC’s ability to fund its activities, including the financing of acquisitions, debt service, repurchases of RTC’s common stock and distribution of earnings to shareowners.

When we provide our expectations for adjusted segment margins, adjusted EPS, and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures (expected segment margins, expected diluted EPS from continuing operations and expected cash flow from operations, respectively) generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Raytheon Technologies Corporation’s (“RTC”) management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning, or by reference to future dates. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, synergies, uses of cash, share repurchases, dividends, tax payments and rates, research and development spending, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits to RTC of United Technologies Corporation’s (“UTC”) Rockwell Collins acquisition, the merger between UTC and Raytheon Company (“Raytheon,” and such merger, the “merger”) or the spin-offs by UTC of Otis Worldwide Corporation and Carrier Global Corporation into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the merger and the anticipated benefits and costs of the separation transactions, our expectations regarding our products and services, technologies and customer demand, and other statements that are not solely historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which RTC operates in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, and the impact of pandemic health issues (including COVID-19 and its effects, among other things, on global supply, demand and distribution capabilities as the COVID-19 pandemic continues and results in an increasingly prolonged period of disruption to air travel and commercial activities generally, and significant restrictions and limitations on businesses, particularly within the aerospace and commercial airlines industries) aviation safety concerns, weather conditions and natural disasters, the financial condition of our customers and suppliers, and the risks associated with U.S. government sales (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration or the allocation of funds to governmental responses to COVID-19, a government shutdown, or otherwise, and uncertain funding of programs); (2) challenges in the development, production, delivery, support, performance, safety, regulatory compliance, and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things the integration of UTC’s and Raytheon Company’s businesses and the integration of RTC with other businesses acquired before and after the merger, and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) RTC’s levels of indebtedness, capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases by RTC of its common stock, which are subject to a number of uncertainties and may be discontinued, accelerated, suspended or delayed at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof (including the potential termination of U.S. government contracts and performance under undefinitized contract actions and the potential inability to recover termination costs); (9) new business and investment opportunities; (10) the ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which RTC and its businesses operate, including the effect of changes in U.S. trade policies on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) changes resulting from the recent change in the U.S. Administration and potential changes in Department of Defense policies or priorities; (17) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory and other laws and regulations (including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anticorruption requirements, including the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations) in the U.S. and other countries in which RTC and its businesses operate; (18) the possibility that the anticipated benefits from the combination of UTC’s and Raytheon’s businesses (including ongoing integration activities from historic UTC and Raytheon acquisitions prior to the merger) cannot be realized in full or may take longer to realize than expected, or the possibility that costs or difficulties related to the integration of UTC’s businesses with Raytheon’s will be greater than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (19) the ability of RTC to retain and hire key personnel and the ability of our personnel to continue to operate our facilities and businesses around the world in light of, among other factors, the COVID-19 pandemic and related personnel reductions; and (20) the intended qualification of (i) the merger as a tax-free reorganization and (ii) the separation transactions and other internal restructurings as tax-free to UTC and former UTC shareowners, in each case, for U.S. federal income tax purposes. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of RTC, UTC and Raytheon on Forms S-4, 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and RTC assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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